UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2013

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street

Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 12, 2013, Marchex, Inc. (“Marchex”) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “3rd Quarter 2013 Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”). In the 3rd Quarter 2013 Form 10-Q, Marchex reported the sale of certain pay per click assets and reflected its operating results as discontinued operations, net of tax, and revised its segment reporting to reflect the change in segment performance measures for all periods presented.

Marchex is retrospectively revising its historical financial statements to account for discontinued operations in connection with the Accounting Standards Codification (ASC) 205-20, “Presentation of Financial Statements—Discontinued Operations” and revised its segment reporting in accordance with ASC 280, “Segment Reporting.”

This Current Report on Form 8-K updates the following items in Marchex’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on March 12, 2013 (the “2012 10-K”) to reflect retrospectively the changes resulting from discontinued operations and changes in segment reporting discussed above for all periods presented:

•	Part II, Item 6. Selected Financial Data.

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Part II, Item 8. Financial Statements and Supplementary Data reflecting the sale of certain pay-per-click assets as discontinued operations as well as updated segment disclosures related to the reallocation of certain general corporate overhead expenses to the Call-driven segment.

Other than the items listed above, Marchex is not otherwise updating any other portion of the 2012 10-K. Unaffected items of the 2012 10-K have not been repeated in this Current Report on Form 8-K. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2012 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations and segment reporting changes described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management other than as required to reflect the discontinued operations and segment reporting changes as described above. More current information may be included in, and should be read in conjunction with, Marchex’s other filings with the SEC, including the 2012 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Updates, where applicable, to Part II, Item 6. Selected Financial Data, from Marchex’s 2012 10-K.

99.2	Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Marchex’s 2012 10-K.

99.3	Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Marchex’s 2012 10-K.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2013	MARCHEX, INC.

	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Chief Financial Officer (Principal Financial Officer)